UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2017

Adeptus Health Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36520 (Commission File Number)	46-5037387 (IRS Employer Identification No.)

2941 Lake Vista Drive Lewisville, Texas (Address of principal executive offices)	75067 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 899-6666

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 17, 2017, Adeptus Health Inc. (the “Company” or “Adeptus”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “2016 Form 10-K”) by March 16, 2017.

As previously reported by the Company in its Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2017 (the “Form 12b-25”), the Company’s delay in filing the 2016 Form 10-K is due principally to the additional time the Company requires to complete its analysis of impairment of goodwill, intangible assets and investments in unconsolidated subsidiaries and evaluation of the need to write down its deferred tax assets. In addition, the Company has identified material weaknesses with respect to internal control over financial reporting in the areas of revenue recognition, accounts receivable, accounting for a contribution to an unconsolidated joint venture, and accounting for equity in (loss) earnings of unconsolidated joint ventures. Related to these areas where material weaknesses have been identified, the Company is evaluating the effect of errors in its condensed consolidated financial statements and consolidated financial statements for prior periods. An analysis of root causes and remediation plans are still in process. Also, there remains substantial doubt about the Company’s ability to continue as a going concern absent its securing committed long-term financing. Finally, the Company requires additional time to complete its financial closing procedures. The Company will not be able to file the 2016 Form 10-K until such matters have been resolved and the audit of its consolidated financial statements for 2016 is completed.

The NYSE informed the Company in its notice that the Company is required to issue a press release disclosing the delay in filing the 2016 Form 10-K, the reason for the delay and the anticipated filing date, if known.  The Company today issued the required press release (a copy of which is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference).

The NYSE also informed the Company in its notice that, under the NYSE’s rules, the Company will have six months from March 16, 2017 to file the 2016 Form 10-K with the SEC. The Company can regain compliance with the NYSE continued listing requirements at any time before that date by filing the 2016 Form 10-K with the SEC. The Company will file the 2016 Form 10-K as soon as practicable. If the Company fails to file the 2016 Form 10-K before the NYSE’s compliance deadline, the NYSE may grant, at its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The notice from the NYSE also notes that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

Item 8.01.  Other Events.

As previously reported in the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2016, on October 27, 2016, a purported securities class action complaint was filed by the Oklahoma Law Enforcement Retirement System against the Company in the United States District Court for the Eastern District of Texas (the “Oklahoma Retirement System Action”).  The complaint also names as defendants, among others, the members of the Company’s board of directors, Sterling Partners and the joint book-running managers in the Company’s secondary public offering of shares of its Class A common stock completed in July 2015 (the “SPO”).  The lawsuit is purportedly filed on behalf of all persons similarly situated and alleges material misstatements and omissions in the registration statement relating to the SPO and in the Company’s SEC filings and other corporate reports and public announcements in violation of the federal securities laws. The action seeks rescission of the SPO and an award of the costs and attorneys’ fees, accountants’ fees and experts’ fees of the litigation on behalf of all purchasers of the Company’s shares of Class A common stock in the SPO under Sections 11, 12(a)(2) and 15 of the Securities Act of 1933, as amended (the “Securities Act”). The action also seeks monetary damages and an award of the costs and attorneys’ fees, accountants’ fees and experts’ fees of the litigation on behalf of open market purchasers of the Company’s shares of Class A common stock between April 23, 2015 and November 16, 2015 under Section 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the

“Exchange Act”), and Rule 10b-5 promulgated thereunder.  Management believes that the Company has meritorious defenses and intends to defend this lawsuit vigorously.

Since the filing of the above-described purported class action, the following additional proceedings have been commenced against the Company and certain of its directors and officers.

Securities Class Actions

On November 16, 2016, an action captioned Laborers’ Local 235 Benefit Funds v. Adeptus Health Inc., et al. was commenced in the Sherman Division of the United States District Court for the Eastern District of Texas (the “Laborers’ Local 235 Action”).  Plaintiff claims that, between June 25, 2014 and November 1, 2016 (the “Second Class Period”), the Company failed to disclose to investors that: “(i) the Company was engaged in the widespread overbilling of patients, including low-acuity patients; (ii) the Company’s billing practices were causing decreases in patient volume and would subject it to decreased revenues; (iii) the Company’s billing practices exposed it to major financial, reputational, legal and regulatory risks; (iv) the Company’s financial statements were not compliant with Generally Accepted Accounting Principles (“GAAP”); and (v) as a result, the Company’s statements were false and misleading at all relevant times.”  Plaintiff alleges that it purchased stock in the Company during the Second Class Period and that it still held stock in the Company at the end of the Second Class Period.  Plaintiff attempts to state claims for securities fraud under the Exchange Act on behalf of all persons who purchased the Company’s stock in the open market during the Second Class Period.  Plaintiff also attempts to state claims for material misstatements and omissions under the Securities Act on behalf of all persons who purchased the Company’s stock in the initial public offering completed on June 25, 2014 or any of the secondary public offerings that were completed during the Second Class Period.  The Company and several of its former executive officers are named as defendants in connection with the claims under the Exchange Act.  The Company, several of its former executives, the investment banks that underwrote the secondary public offering, the Company’s private-equity sponsor Sterling Partners, all of the Company’s current directors, and one former director are named as defendants in connection with the claims under the Securities Act.  Plaintiff seeks a class-wide award of compensatory damages in an unspecified amount plus interest, and reimbursement of litigation costs and expenses.  Management believes that the Company has meritorious defenses and intends to defend this lawsuit vigorously.

On December 22, 2016, plaintiff in the Laborers’ Local 235 Action voluntarily dismissed its complaint in the Sherman Division of the United States District Court for the Eastern District of Texas and filed a virtually identical complaint in the Tyler Division of the United States District Court for the Eastern District of Texas.  The new action is captioned Laborers’ Local 235 Benefit Funds v. Adeptus Health Inc., et al.

On December 27, 2016, a number of different groups of purported class members have moved to consolidate the Oklahoma Retirement System Action and the Laborers’ Local 235 Action and to be appointed as lead plaintiff.

On January 10, 2017, defendants advised the Court they agreed the Oklahoma Retirement System Action and the Laborers’ Local 235 Action should be consolidated, but they believed the two actions should be transferred to the Sherman Division of the United States District Court for the Eastern District of Texas.

On January 17, 2017, Defendants filed a motion formally asking that both the Oklahoma Retirement System Action and the Laborers’ Local 235 Action be transferred to the Sherman Division of the United States District Court for the Eastern District of Texas.

The Court has not yet ruled on any of the pending motions.  Defendants have obtained an indefinite extension of time for defendants to respond to the complaints until the preliminary procedural issues have been resolved.

On March 10, 2017, an action captioned Winston Kim v. Adeptus Health Inc., et al. was commenced in the Tyler Division of the United States District Court for the Eastern District of Texas.  Plaintiff claims that, between April 29, 2016 and March 1, 2017 (the “Third Class Period”), the Company failed to disclose to investors that the Company had material weaknesses with respect to internal control over financial reporting in the areas of revenue recognition, accounts receivable, accounting for a contribution to an unconsolidated joint venture, and accounting for equity in (loss) earnings of unconsolidated joint ventures.  Plaintiff alleges that he purchased stock in the Company during the Third Class Period and that he still held stock in the Company at the end of the Third Class Period.  Plaintiff attempts to state claims for securities fraud under the Exchange Act on behalf of all persons who purchased the Company’s stock in the open market during the Third Class Period.  The Company and several of its present or former executive officers are named as defendants.  Plaintiff seeks a class-wide award of compensatory damages in an unspecified amount plus interest, and reimbursement of litigation costs and expenses.  It is likely that the Company will seek to have this third action consolidated with the Oklahoma Retirement System Action and the Laborers’ Local 235 Action and transferred to the Sherman division of the United States District Court for the Eastern District of Texas.  Management believes that the Company has meritorious defenses and intends to defend this third action vigorously.

Stockholder Litigation in Delaware

On February 6, 2017, an action captioned Cheri Russell v. Adeptus Health Inc. was commenced against the Company in the Delaware Chancery Court by a person alleging that she is a stockholder of the Company, demanding that the Company produce certain books and records pursuant to Section 220 of the Delaware General Corporation Law (“Section 220”).  The requested books and records relate generally to the allegations made in the first two securities class actions, and the plaintiff alleges she is investigating possible wrongdoing by the Company’s officers and directors.  On February 27, 2017, the Company moved to dismiss the plaintiff’s complaint.  The parties have not yet set a briefing schedule on the motion.  Management believes that the Company has meritorious defenses and intends to defend this lawsuit vigorously.

On March 7, 2017, an action captioned Chaile Steinberg v. Adeptus Health Inc. was commenced against the Company in the Delaware Chancery Court by a person alleging that she is a stockholder of the Company, demanding that the Company produce certain books and records pursuant to Section 220.  The requested books and records relate generally to the allegations made in the first two securities class actions, and the plaintiff alleges she is investigating possible wrongdoing by the Company’s officers and directors. The Company’s response to this second Section 220 action is currently due on or about March 27, 2017.  The Company plans to file a motion to dismiss. Management believes that the Company has meritorious defenses and intends to defend this lawsuit vigorously.

Consumer Class Action

On January 3, 2017, an action captioned David Adkinson v. Adeptus Health Inc., et al. was commenced in the Sherman Division of the United States District Court for the Eastern District of Texas.  The Company and several of its affiliates are named defendants.  Plaintiff alleges that he was a patient treated in February 2016 at the Company’s healthcare facility in Colorado Springs, Colorado.  Plaintiff alleges that the Company has been guilty of the sort of “predatory pricing” practices alleged in the securities class actions.  Plaintiff attempts to state claims for “Fraud by Nondisclosure,” “Deceptive Trade Practices” in violation of the Texas Deceptive Trade Practices Act, and “Money Had and Received/Unjust Enrichment.” Plaintiff purports to state these claims on behalf of a class consisting of all persons in Texas and Colorado who were charged a facilities fee at one of the Company’s healthcare facilities at any time during the four years preceding the date on which the complaint was filed.  Plaintiff seeks a class-wide award of compensatory damages in an unspecified amount plus interest, and reimbursement of litigation costs and expenses.  As an alternative to compensatory damages, plaintiff requests that defendants be required to “disgorge or pay restitution of [their] ill-gotten gains.”  In addition, plaintiff requests that defendants be enjoined from continuing their allegedly fraudulent and deceptive practices.  Finally, plaintiff seeks an award of punitive damages in an unspecified amount.  The defendants are currently scheduled to respond to the complaint in this action on April 6, 2017. Management believes that the Company has meritorious defenses and intends to defend this lawsuit vigorously.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated March 23, 2017.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Any forward-looking statements herein are made as of the date of this filing, and the Company undertakes no duty to update or revise any such statements except as required by the federal securities laws. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in ADPT’s filings with the U.S. Securities and Exchange Commission (“SEC”) from time to time and which are accessible on the SEC’s website at www.sec.gov. Among the factors that could cause future results to differ materially from those provided in this Current Report on Form 8-K are: our inability to execute a restructuring that maximizes value for all constituents while minimizing disruption to the Company’s operations; the risk that the analyses and evaluations discussed under Item 3.01 of this Form 8-K above are not completed in a timely manner; the risk that the failure to file the Company’s Form 10-K for the fiscal year ended December 31, 2016 in a timely manner could lead to the acceleration of the maturity of certain of the Company’s indebtedness and other financial obligations or the delisting of the Company’s Class A common stock by the NYSE; the risk that these or other risk factors impact the expected timing of the filing of the Form 10-K for the fiscal year ended December 31, 2016; our ability to implement our growth strategy; delays in conversion of patient receivables into cash, as well as increased potential for bad debt expense, associated with deficiencies in billing and collections related to our services; our ability to protect our brand; federal and state laws and regulations relating to our facilities, which could lead to the incurrence of significant penalties by us or require us to make significant changes to our operations; our ability to locate available facility sites on terms acceptable to us; competition from hospitals, clinics and other emergency care providers; our dependence on payments from third-party payors; our ability to source and procure new products and equipment to meet patient preferences; our reliance on Medical Properties Trust (“MPT”) and the MPT Master Funding and Development Agreements; disruptions in the global financial markets leading to difficulty in borrowing sufficient amounts of capital to finance the carrying costs of inventory to pay for capital expenditures and operating costs; our ability or the ability of our healthcare system partners to negotiate favorable contracts or renew existing contracts with third-party payors on favorable terms; significant changes in our payor mix or case mix resulting from fluctuations in the types of cases treated at our facilities; significant changes in the rules, regulations and systems governing Medicare and Medicaid reimbursements; material changes in IRS revenue rulings, case law or the interpretation of such rulings; shortages of, or quality control issues with, emergency care-related products, equipment and medical supplies that could result in a disruption of our operations; the intense competition we face for patients, physician use of our facilities, strategic relationships and commercial payor contracts; the risk that one or more of the litigations described above are determined adversely to us; the fact that we are subject to significant malpractice and related legal claims; the growth of patient receivables or the deterioration in the ability to collect on those accounts; the impact on us of PPACA, which represents a significant change to the healthcare industry; and ensuring our continued compliance with HIPAA, which could require us to expend significant resources and capital; and the factors discussed in the section entitled “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2015 and its Form 10-Q for the three and nine months ended September 30, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adeptus Health Inc.
(Registrant)

By:	/s/ Frank R. Williams, Jr.
Name:	Frank R. Williams, Jr.
Title:	Chief Financial Officer

March 23, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated March 23, 2017.